Exhibit 99.1

Oxford Industries, Inc. Press Release

999 Peachtree Street • Suite 688 • Atlanta, Georgia 30309

Contact:	Anne M. Shoemaker
Telephone:	(404) 653-1455
Fax:	(404) 653-1545
E-Mail:	ashoemaker@oxfordinc.com

FOR IMMEDIATE RELEASE
October 8, 2012

Tom Chubb to Succeed Hicks Lanier as CEO of Oxford Industries;

Lanier to Continue to Serve as Chairman of the Board

ATLANTA, GA — Oxford Industries, Inc. (NYSE:OXM) announced today that J. Hicks Lanier has informed the company’s board of directors that he plans to retire as chief executive officer effective as of December 31, 2012. Mr. Lanier will continue to serve as chairman of the board following his retirement as CEO. The company also announced that its board of directors has elected Thomas C. Chubb III, Oxford’s president and a current member of the board, to serve as chief executive officer and president effective January 1, 2013.

“Hicks’s leadership during his 35 years as Oxford’s chief executive officer has been nothing short of extraordinary,” said E. Jenner Wood III, presiding director of Oxford’s board of directors. “He has superbly navigated the company through times of challenge and change during his long tenure. More than a decade ago, he fashioned Oxford’s fundamental strategy to migrate from its historical roots as a private label manufacturer to what it is now — a company that stands on the firm foundation of its own, well-known lifestyle brands. Hicks has worked tirelessly to cultivate and execute that strategy, which is the cornerstone of Oxford’s success.”

“I have had the incredible privilege of working for this wonderful company for the past 48 years and serving as its chief executive officer for the past 35,” commented Mr. Lanier. “Words cannot express the deep gratitude I have for the teams of people with whom I’ve had the honor of serving during my time at Oxford — people whose talent, dedication and integrity have enabled us to overcome countless challenges and transform our company in ways I could not have imagined when I first started with Oxford.

“I am delighted to pass the torch to Tom, whose management capabilities and experience have prepared him well to lead Oxford now and in the future,” Mr. Lanier continued. “Tom has played a central role in our strategic and operational plans, particularly over the pivotal past decade as we have evolved into the brand-centric company we are today. He has provided key leadership in all of the significant transactions we’ve completed during this time, from the purchase of Tommy Bahama in 2003 through the acquisition of Lilly Pulitzer in 2010, all transactions which were critical to Oxford’s transformation. Three of the company’s principal business units report to him, as does our corporate services organization. The board and I are confident that Tom’s keen knowledge of our business, deep understanding of our organization,

(XXXX)

time-proven leadership, and commitment to Oxford’s core values make him the right choice to lead our company.”

Mr. Chubb first came to Oxford as a summer intern in 1988 and joined the company full time as an in-house attorney in 1989. He was promoted to general counsel in 1999 and, during the ensuing years, took on increasing leadership responsibilities for strategic and operational matters within the company. He was promoted to executive vice president in 2004, with management responsibilities for the company’s corporate services organization, acquisition and divesture activities, and other key strategic initiatives. In 2009, he was promoted to his present position as Oxford’s president, and currently the company’s Lilly Pulitzer, Ben Sherman and Lanier Clothes business units report to him. He was elected to Oxford’s board of directors at the company’s annual meeting of shareholders in June 2012. Mr. Chubb received a Bachelor of Arts degree in Economics from The University of North Carolina at Chapel Hill and a Doctor of Jurisprudence degree from The University of Georgia.

“I am honored, excited and humbled to have been elected to serve as CEO of this fantastic company,” commented Mr. Chubb, “and I am enormously thankful to have had the opportunity to learn from and work alongside Hicks for these many years. As a company, we remain steadfastly committed to delivering long-term, sustainable value for our shareholders, with strong leadership teams in our business units and corporate services group, and people throughout our organization who embody the integrity, intellect and energy that are the hallmarks of Oxford.”

About Oxford

Oxford Industries, Inc. is a global apparel company which designs, sources, markets and distributes products bearing the trademarks of its owned and licensed brands. Oxford’s brands include Tommy Bahama®, Lilly Pulitzer®, Ben Sherman®, Oxford Golf®, Arnold Brant® and Billy London®. The company also holds exclusive licenses to produce and sell certain product categories under the Kenneth Cole®, Geoffrey Beene®, Dockers® and Ike Behar® labels. The company operates retail stores, restaurants and Internet websites. The company also has license arrangements with select third parties to produce and sell certain product categories under its Tommy Bahama, Lilly Pulitzer and Ben Sherman brands. Oxford’s wholesale customers include department stores, specialty stores, national chains, specialty catalogs and Internet retailers. Oxford’s stock has traded on the New York Stock Exchange since 1964 under the symbol OXM. For more information, please visit Oxford’s website at www.oxfordinc.com.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This press release may include statements that are forward-looking statements within the meaning of the federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. We intend for all forward-looking statements contained herein or on our website, and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf, to be covered by the safe

(XXXX)

harbor provisions for forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). Important assumptions relating to these forward-looking statements include, among others, assumptions regarding the impact of economic conditions on consumer demand and spending, particularly in light of general economic uncertainty that continues to prevail, demand for our products, timing of shipments requested by our wholesale customers, expected pricing levels, competitive conditions, the timing and cost of planned capital expenditures, costs of products and raw materials we purchase, costs of labor, acquisition and disposition activities, expected outcomes of pending or potential litigation and regulatory actions, access to capital and/or credit markets and disciplined execution by key management. Forward-looking statements reflect our current expectations, based on currently available information, and are not guarantees of performance. Although we believe that the expectations reflected in such forward-looking statements are reasonable, these expectations could prove inaccurate as such statements involve risks and uncertainties, many of which are beyond our ability to control or predict. Should one or more of these risks or uncertainties, or other risks or uncertainties not currently known to us or that we currently deem to be immaterial, materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Important factors relating to these risks and uncertainties include, but are not limited to, those described in Part I, Item 1A. contained in our Annual Report on Form 10-K for the period ended January 28, 2012 under the heading “Risk Factors” and those described from time to time in our future reports filed with the SEC.

(XXXX)